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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 18, 1997



                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




                TEXAS                      333-25257             75-2441557
   (State or other jurisdiction of        (Commission         (I.R.S. Employer
    incorporation or organization)        File Number)       Identification No.)


        275 WEST PRINCETON DRIVE
             PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                           (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On September 18, 1997, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Marty's Pharmacy, Inc. ("Marty's Pharmacy") comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Marty's Pharmacy and its sole shareholder, Marty Vallejos.

    Prior to this transaction, no material relationships existed between Marty's Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

    The consideration for the acquisition consisted of (i) $81,250 cash; (ii) 10,156 shares of the Registrant's Common Stock; and (iii) a promissory note in the amount of $163,544.32 payable over 84 months in equal monthly installments bearing interest at 8% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

    The Registrant intends to continue the retail pharmacy operations of Marty's Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of Marty's Pharmacy and has secured a valid Colorado license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         See (a) above.

    (c)  EXHIBITS.

         The following exhibits are filed with this report:

         Exhibit No.     Name of Exhibit
         -----------     ---------------

              2 Purchase Agreement dated September 18, 1997 by and between Marty's Pharmacy, Inc. and HORIZON Pharmacies, Inc.


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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date:  September 25, 1997              By: /s/ Ricky D. McCord
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                                               Ricky D. McCord, President

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                                  INDEX TO EXHIBITS

                                                            Appears at
Exhibit                                                    Sequentially
Number               Description                           Numbered Page
------               -----------                           -------------

  2                  Purchase Agreement dated                    5
                     September 18, 1997 by and
                     between Marty's Pharmacy, Inc.
                     and HORIZON Pharmacies, Inc.


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